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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              April 16, 2002
                                                --------------------------------

                                AptarGroup, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-11846                36-3853103
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  State of other jurisdiction          (Commission              (IRS Employer
       Of incorporation)                File Number)         Identification No.)

 475 W. Terra Cotta Ave., Suite E, Crystal Lake, Illinois          60014
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                (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code   (815) 477-0424
                                                  ------------------------------

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events and Regulation FD Disclosure

         The following table represents quarterly revenue and earnings data by reportable segment for 2001. (Amounts in thousands)

                       Year ended                            Dispensing                            Corporate
                    December 31, 2001                          Systems       SeaquistPerfect       and Other       Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Total Revenue

                                         Quarter 1            $    193,181      $       42,028                       $    235,209
                                         Quarter 2                 195,815              38,267                            234,082
                                         Quarter 3                 186,495              37,768                            224,263
                                         Quarter 4                 172,168              36,096                            208,264
                                                              ------------      --------------                       ------------
                                         Full Year            $    747,659      $      154,159               --      $    901,818

Less: Intersegment Sales

                                         Quarter 1            $        134      $        2,176                       $      2,310
                                         Quarter 2                     340               1,973                              2,313
                                         Quarter 3                     368               2,283                              2,651
                                         Quarter 4                     361               2,197                              2,558
                                                              ------------      --------------                       ------------
                                         Full Year            $      1,203      $        8,629               --      $      9,832

Net Sales

                                         Quarter 1            $    193,047      $       39,852                       $    232,899
                                         Quarter 2                 195,475              36,294                            231,769
                                         Quarter 3                 186,127              35,485                            221,612
                                         Quarter 4                 171,807              33,899                            205,706
                                                              ------------      --------------                       ------------
                                         Full Year            $    746,456      $      145,530               --      $    891,986

EBIT /(1)/ /(2)/

                                         Quarter 1            $     31,549      $        2,600      $   (2,899)      $     31,250
                                         Quarter 2                  34,706               1,681          (2,684)            33,703
                                         Quarter 3                  30,028               1,504          (3,808)            27,724
                                         Quarter 4                  23,478                  58          (4,498)            19,038
                                                              ------------      --------------      ----------       ------------
                                         Full Year            $    119,761      $        5,843      $  (13,889)      $    111,715

/(1)/ EBIT is defined as earnings before interest expense in excess of interest income, corporate expenses and income taxes.

/(2)/ EBIT includes the following amounts for goodwill amortization.

                                         Quarter 1            $        880      $           25     $          3      $        908
                                         Quarter 2                     875                  25                3               903
                                         Quarter 3                     876                  31                3               910
                                         Quarter 4                     887                  35                3               925
                                                              ------------      --------------     ------------      ------------
                                         Full Year            $      3,518      $          116     $         12      $      3,646

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Reconciliations to Consolidated Totals

----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 2001                  Quarter 1        Quarter 2         Quarter 3          Quarter 4         Total Year
----------------------------------------------------------------------------------------------------------------------------------
Income Before Income Taxes:

  Total EBIT for reportable
    segments                                  $ 31,250         $ 33,703          $ 27,724           $ 19,038          $ 111,715
  Strategic initiative charges/(1)/                              (7,739)           (1,031)              (840)            (9,610)
  Interest expense, net                         (3,963)          (3,895)           (3,170)            (2,722)           (13,750)
                                              --------         --------          --------           --------          ---------
Income before income taxes                    $ 27,287         $ 22,069          $ 23,523           $ 15,476          $  88,355

     /(1)/ Strategic initiative related costs are associated with the Dispensing
           Systems segment. Management evaluates the segment profitability excluding these costs and therefore these costs are shown as reconciling items to the consolidated totals.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AptarGroup, Inc.
                                   --------------------------------------------
                                                   (Registrant)


Date   April 16, 2002                           /s/ Stephen J. Hagge
    ----------------------         --------------------------------------------
                                                  Stephen J. Hagge
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary